UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2014

ALBANY MOLECULAR RESEARCH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35622	14-1742717

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle Albany, NY	12212

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below) :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 7, 2014, Albany Molecular Research, Inc., a Delaware corporation (the “Company” or “Albany Molecular” ) filed a Form 8-K announcing that on April 4, 2014 the Company completed a merger (the “Merger”) pursuant to an Agreement and Plan of Merger, dated March 22, 2014 (the “Merger Agreement”), by and among the Company, AlCu Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Cedarburg Pharmaceuticals, Inc., a Delaware corporation (“Cedarburg”), and James Gale, solely in his capacity as initial Holder Representative (as defined in the Merger Agreement). The Company announced that upon consummation of the Merger, Merger Sub merged with and into Cedarburg, with Cedarburg continuing as the surviving corporation and a wholly-owned subsidiary of the Company. The Company hereby amends such Form 8-K to provide certain financial statements required by Item 9.01 of Form 8-K with respect to Cedarburg and pro forma condensed combined financial information with respect to the Company’s acquisition of Cedarburg.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
Audited consolidated financial statements for Cedarburg Pharmaceuticals, Inc. and Subsidiary as of and for the year ended December 31, 2013, which are filed herewith as Exhibit 99.1 and are incorporated in this Item 9.01 (a) by reference.

(b)	Pro Forma Condensed Combined Financial Information
The unaudited pro forma condensed combined financial statements and related notes thereto of Albany Molecular Research, Inc. as of and for the three months ended March 31, 2014, and for the year ended December 31, 2013, giving effect to the Merger, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(c)	Exhibits.

Exhibit No.	Description

23.1	Consent of Vrakas/Blum S.C., Independent Accountants for Cedarburg Pharmaceuticals, Inc.
99.1	Audited consolidated financial statements for Cedarburg Pharmaceuticals, Inc. and Subsidiary as of and for the year ended December 31, 2013.
99.2	Unaudited pro forma condensed combined financial statements and related notes thereto of Albany Molecular Research, Inc. as of and for the three months ended March 31, 2014, and for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY MOLECULAR RESEARCH, INC.

By:	/s/ Michael M. Nolan
Michael M. Nolan
Senior Vice President, Chief Financial Officer and Treasurer

Date: June 20, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Vrakas/Blum S.C., Independent Accountants for Cedarburg Pharmaceuticals, Inc.
99.1	Audited consolidated financial statements for Cedarburg Pharmaceuticals, Inc. and Subsidiary as of and for the year ended December 31, 2013.
99.2	Unaudited pro forma condensed combined financial statements and related notes thereto of Albany Molecular Research, Inc. as of and for the three months ended March 31, 2014, and for the year ended December 31, 2013.